                                                                   Exhibit 10.23

                                 OFFICE LEASE
                                 ------------

                           Urban West Business Park
                           ------------------------

                           COLONY MB PARTNERS, L.P.

                                 as Landlord,

                                      and

                               TIER CORPORATION,
                           a California Corporation

                                  as Tenant.

                            URBAN WEST BUSINESS PARK
                            ------------------------

                              1350 TREAT BOULEVARD

                             WALNUT CREEK, CA 94596

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------

     The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building (the "Building") which is located at 1350 Treat Boulevard, Walnut Creek, California. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE                              DESCRIPTION
--------------                              -----------
(References are to the Office Lease)

1.  Date:                                   June 3, 1995

2.  Landlord:                               Colony MB Partners, L.P.

                                            By: Colony Advisors, Inc., its agent

3.  Address of Landlord                     Colony Advisors, Inc.
    (Section 29.19):                        1999 Avenue of the Stars, Suite 1200
                                            Los Angeles, CA  90067
                                            Attn:  Ms. MaryAnn Rounds
                                            (310) 282-8820

                                            Mr. Michael Lippman
                                            Transamerica Real Estate Management Co.
                                            600 Montgomery Street, 4th Floor
                                            San Francisco, CA  94111-2790
                                            (415) 983-4100
                                            Attention:  Mr. Michael Lippman

                                            and

                                            Allen, Matkins, Leck, Gamble & Mallory
                                            515 South Figueroa Street, Eighth Floor
                                            Los Angeles, CA  90071
                                            Attention:  Anton N. Natsis, Esq.

4.  Tenant:                                 Tier Corporation, Inc., a California Corporation

5.  Address of Tenant                       Tier Corporation, Inc.
    (Section 29.19):                        1280 Civic Drive, Suite 206
                                            Walnut Creek, CA  94596
                                            (510) 937-3950
                                            Attention:  Mr. William G. Barton
                                            (Prior to Lease Commencement Date)

                                            and

                                            Urban West Business Park
                                            1350 Treat Boulevard, Suite 250
                                            Walnut Creek, CA  94596
                                            Attention:  Mr. William G. Barton
                                            (After Lease Commencement Date)

6.  Premises, Expansion Space, First Offer
    Space (Article 1):

     6.1  Premises:                         Approximately 6,715 rentable (5,990
                                            usable) square feet of space.


     6.2  Expansion Space:                  N/A

     6.3  First Offer Space:                Approximately 1,206 rentable square
                                            feet (1,076 usable square feet)
                                            located on the second floor, as set
                                            forth in Exhibit A attached hereto.
                                            First offer space is located
                                            directly to the east of the initial
                                            premises. See Article 15.1 of this
                                            Summary.

7.  Term
    (Article 2).

     7.1  Lease Term:                       Five (5) years and no months.

     7.2  Lease Commencement Date:          The earlier of (i) the date Tenant
                                            commences business in the Premises,
                                            and (ii) the date the Premises are
                                            Ready for Occupancy, which Lease
                                            Commencement Date is anticipated to
                                            be July 1, 1995.

     7.3  Lease Expiration Date:            The last day of the month in which
                                            the fifth anniversary of the Lease
                                            Commencement Date occurs.

     7.4  Option Term(s):              One (1) options to extend the Lease Term
                                       for a period of five (5) years each. See
                                       Article 15.2 of this summary.

8.   Base Rent                         The Base Rent shall be payable as
     (Article 3):                      follows:

                                                                          Annual Rental Rate
                                                  Monthly Installment     per Rentable Square
Lease Year                   Annual Base Rent       of Base Rent          Foot
----------                   ----------------     -------------------     ----------------------
Premises: One (1)             $145,044.00              $12,087.00             $ 1.80
through five (5)

Parking Rent:                 $  3,300.00              $   275.00             $12.50/space/mo.
                            -------------------------------------
                              $148,344.00              $12,362.00

9.   Additional Rent
     (Article 4).

     9.1  Base Year:                        Calendar year 1995.  The Tenant's
                                            first adjustment will take place
                                            twelve (12) months after initial
                                            occupancy.

     9.2  Tenant's Share of Direct          Approximately 5.62%
          Expenses:

10.  Permitted Use                          General office and training
     (Article 5)                            purposes consistent with the
                                            character of the Building as a first
                                            class office building.

11.  Security Deposit                       $12,362.00
     (Article 21):

12.  Parking Pass Ratio                     Twenty-two (22) parking non-
     (Article 28):                          assigned spaces at a cost of $12.50
                                            per month, per space.  See Article 8
                                            above, Parking Rent.

                                            Visitor Parking: Visitor parking
                                            charges are based on market rate and
                                            are currently $.50 per one-half
                                            (1/2) hour.  Market rates are
                                            subject to change from time to time.

13.  Brokers                                LANDLORD'S BROKER
     (Section 29.25):                       CB Commercial Real Estate Group, Inc.
                                            201 N. Civic Drive, Suite 240
                                            Walnut Creek, CA  94596
                                            (510) 930-2000
                                            Attn:  Carter J. Corbitt

                                            TENANT'S BROKER
                                            R & D Commercial Properties
                                            101 Ygnacio Valley Road, Suite 303
                                            Walnut Creek, CA  94596
                                            (510) 945-1116
                                            Attn:  John Donatoni

14.  Tenant Improvements                    LANDLORD IS TO CONSTRUCT THE
     (Tenant Work Letter attached as        TENANT IMPROVEMENTS AND THE AMOUNT
     Exhibit B)                             OF THE ESTIMATED COST OF THE
                                            IMPROVEMENTS IS:

                                            $39,139.00  const. and permits
                                            $ 8,394.00  architectural ($1.25 PSF)
                                            $ 1,957.00  management (5)
                                            $ 1,957.00  contingency (5%)
                                            ----------
                                            $51,447.00

15.  Additional Significant Provisions:

     15.1  Terms for Right of First Offer   Tenant shall be granted a one-time
           Space                            Right of First Offer to lease the
                                            contiguous approximately 1,206
                                            rentable square feet (1,076 usable
                                            square feet) located immediately to
                                            the east of the leased premises,
                                            subject to terms accepted by a bona
                                            fide third party. Tenant shall have
                                            ten (10) business days to accept the
                                            same terms and notify Landlord in
                                            writing. In the event Tenant expands
                                            into this space or other space in
                                            the building within the initial
                                            twelve (12) months of their lease
                                            term, a leasing commission will be
                                            paid per the leasing contract for
                                            vacant, marketed premises.

     15.2  Terms for Option Term                                   Tenant, by providing nine (9) month's advance
                                                                   written notice to Landlord, shall have one (1)
                                                                   Option to Renew the lease for a term of five
                                                                   (5) years at ninety-five percent (95%) of the
                                                                   then current market rate for comparable
                                                                   premises in the building and/or submarket area.


The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

"Landlord":                                      "Tenant":
Colony MB Partners, L.P.                         Tier Corporation

By:  Colony Advisors, Inc.                       a California Corporation
Its: Agent


By: /s/ George R. Bravante, Jr.                       /s/ William G. Barton
    -------------------------------              By: ---------------------------
                                                          William G. Barton

Its: George R. Bravante, Jr.
          President                              Its: President
     ------------------------------
Date:  June 19, 1995                             Date:    6/7/95
     ------------------------------                    -------------------------

The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant:


"Landlord":                                      "Tenant":
Colony MB Partners, L.P.                         Tier Corporation

By:  Colony Advisors, Inc.                       a California Corporation
Its: Agent

By: /s/ George R. Bravante, Jr.                  By: /s/ William G. Barton
    -------------------------------                  ---------------------------

Its: George R. Bravante, Jr.                            William G. Barton
             President                           Its:   President
   --------------------------------

Date: June 19, 1995                              Date:  6/16/95
     ------------------------------                    -------------------------

                            URBAN WEST BUSINESS PARK
                            ------------------------

                        1350 TREAT BOULEVARD, SUITE 250

                             WALNUT CREEK, CA 94596

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

ARTICLE 1  REAL PROPERTY, BUILDING AND PREMISES................................1
ARTICLE 2  LEASE TERM..........................................................2
ARTICLE 3  BASE RENT...........................................................2
ARTICLE 4  ADDITIONAL RENT.....................................................2
ARTICLE 5  USE OF PREMISES.....................................................8
ARTICLE 6  SERVICES AND UTILITIES..............................................8
ARTICLE 7  REPAIRS............................................................10
ARTICLE 8  ADDITIONS AND ALTERATIONS..........................................11
ARTICLE 9  COVENANT AGAINST LIENS.............................................13
ARTICLE 10 INSURANCE..........................................................13
ARTICLE 11 DAMAGE AND DESTRUCTION.............................................16
ARTICLE 12 NONWAIVER..........................................................17
ARTICLE 13 CONDEMNATION.......................................................18
ARTICLE 14 ASSIGNMENT AND SUBLETTING..........................................18
ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES.....22
ARTICLE 16 HOLDING OVER.......................................................22
ARTICLE 17 ESTOPPEL CERTIFICATES..............................................23
ARTICLE 18 SUBORDINATION......................................................23
ARTICLE 19 DEFAULTS; REMEDIES.................................................24
ARTICLE 20 COVENANT OF QUIET ENJOYMENT........................................26
ARTICLE 21 SECURITY DEPOSIT...................................................26
ARTICLE 22 SUBSTITUTION OF OTHER PREMISES.....................................27
ARTICLE 23 SIGNS..............................................................27
ARTICLE 24 COMPLIANCE WITH LAW................................................28
ARTICLE 25 LATE CHARGES.......................................................28
ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT...............28
ARTICLE 27 ENTRY BY LANDLORD..................................................29
ARTICLE 28 TENANT PARKING.....................................................29
ARTICLE 29 MISCELLANEOUS PROVISIONS...........................................30

                            URBAN WEST BUSINESS PARK
                            ------------------------

                              1350 TREAT BOULEVARD

                             WALNUT CREEK, CA 94596

                                  OFFICE LEASE
                                  ------------

     This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section I of the Summary, is made by and between Colony MB Partners, L.P., By: Colony Advisors, Inc. its Agent ("Landlord'), and Tier Corporation, Inc., a California corporation ("Tenant").

                                   ARTICLE 1
                                   ---------

                     REAL PROPERTY, BUILDING AND PREMISES
                     ------------------------------------

     1.1  Real Property, Building and Premises.  Upon and subject to the terms,
          ------------------------------------
covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.1 of the Summary (the "Premises"), which Premises are located in the "Building," as that term is defined in this Section 1.1. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Premises are a part of the building (the "Building") located at [INSERT BUILDING ADDRESS]. The Building, the Building's parking facility ("Building Parking Facility"), any outside plaza areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "Real Property." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such reasonable/non-discriminatory rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof as long as it does not materially affect Tenant's access.

     1.2  Condition of the Premises.  Except as specifically set forth in this
          -------------------------
Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Building except as specifically set forth in this Lease and the Tenant Work Letter. See Work Letter: "Punch List" items Article 5.1.

                                   ARTICLE 2
                                   ---------

                                  LEASE TERM
                                  ----------

     The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in
Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice of Lease Term dates in the form as set forth in Exhibit C, attached hereto, which notice Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

                                   ARTICLE 3
                                   ---------

                                   BASE RENT
                                   ---------

     Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any set-off or deduction whatsoever. The Base Rent for the first full month of the Lease Term, which occurs after the expiration of any free rent period, shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   ARTICLE 4
                                   ---------

                                ADDITIONAL RENT
                                ---------------

     4.1  Additional Rent.  In addition to paying the Base Rent specified in
          ---------------
Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.8 and
4.2.3 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in

Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

     4.2  Definitions.  As used in this Article 4, the following terms shall
          -----------
have the meanings hereinafter set forth:

          4.2.1 "Base Year" shall mean the year set forth in Section 9.1 of the Summary.

          4.2.2 "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.3 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.4 "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.5 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and any escalator and/or elevator systems, and the cost of supplies and equipment other than any capital improvements and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits, other than any tenant improvement work and inspections and the reasonable cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or similar program;
(iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property and/or the Building;
(iv) the cost of landscaping, relamping, and all supplies, tools, equipment other than any capital improvements and materials used in the operation, repair and maintenance of the Building; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and Real Property; (vii) any equipment rental agreements or management agreements (including the cost of any management fee not to exceed five percent (5%) and the fair rental value of any office space provided thereunder); (viii) reasonable industry standard wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Building, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one building of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Building; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Building; (x) operation, repair, maintenance and of all "Systems and Equipment," as that term is defined in Section 4.2.6 of this Lease, and components thereof;
(xi) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; and (xiii) the cost of any capital improvements or other costs (I) which are reasonably and objectively intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or (II) made to the Building after the Lease Commencement Date that are required under any governmental law or regulation, except for capital improvements or costs to remedy a condition existing as of the date of construction of the Building which a federal, state or municipal governmental authority, if it had knowledge of such condition as of the date of construction of the Building, would have then required to be remedied pursuant to governmental laws or regulations in their form existing as of the date of construction of the Building; provided, however, that if any such cost described in (I) or (II) above is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not fully occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of the actual Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Such adjustment, however, shall not result in Landlord receiving from Tenant and other tenants more than 100% of the actual cost of such variable components. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base

Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

          4.2.6 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

          4.2.7 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, ________.

               4.2.7.1  Tax Expenses shall include, without limitation:

          (i) Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

          (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

          (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and

          (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

          4.2.7.2 In no event shall Tax Expenses for any Expense Year be less than the component of Tax Expenses comprising a portion of the Base Year.

          4.2.7.3 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be deducted from Tax Expenses in the Expense Year they are received by Landlord. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof by Landlord for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of such increased Tax Expenses.

          4.2.7.4  Notwithstanding anything to the contrary contained in this
Section 4.2.7 (except as set forth in Sections 4.2.7.1 and 4.2.7.2, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section
4.4 of this Lease.

          4.2.7.5  Notwithstanding anything to the contrary set forth in this
Article 4, when calculating Direct Expenses for the Base Year, such Direct Expenses shall not include any increase in Tax Expenses attributable to special assessments, charges, costs, or fees, or due to modifications or changes in governmental laws or regulations, including, but not limited to, the institution of a split tax roll.

          4.2.8  "Tenant's Share" shall mean the percentage set forth in Section
9.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

     4.3  Calculation and Payment of Additional Rent.
          ------------------------------------------

          4.3.1  Calculation of Excess.  If for any Expense Year ending or
                 ---------------------
commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to the excess (the "Excess").

          4.3.2  Statement of Actual Direct Expenses and Payment by Tenant.
                 ---------------------------------------------------------
Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in
Section 4.3.3 of this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term, however, not longer than one (1) year.

          4.3.3  Statement of Estimated Direct Expenses.  In addition, Landlord
                 --------------------------------------
shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------
Tenant shall reimburse Landlord within thirty (30) days for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Building Parking Facility);

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

          4.4.4 Said assessments are levied or assessed upon the Real Property or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements.

                                   ARTICLE 5
                                   ---------

                                USE OF PREMISES
                                ---------------

     Tenant shall use the Premises solely for the Permitted Use set forth in
Section 10 of the Summary and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of the United States of America, the state in which the Building is located or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined in Section 29.29 of this Lease.

                                   ARTICLE 6
                                   ---------

                            SERVICES AND UTILITIES
                            ----------------------

     6.1  Standard Tenant Services.  Landlord shall provide the following
          ------------------------
services on all days during the Lease Term, unless otherwise stated below.

          6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m., and on Saturday during the period from 7:00 a.m. to 6:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively, the "Holidays").

          6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

          6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

          6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

          6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

     6.2  Overstandard Tenant Use.  Tenant shall not, without Landlord's prior
          -----------------------
written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to
Section 6.1 of this Lease, above, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis. Landlord may increase the hours or days during which air conditioning, heating and ventilation are provided to the Premises and the Building to accommodate the usage by tenants occupying two-thirds or more of the rentable square feet of the Building or to conform to practices of other buildings in the area comparable to the Building.

     6.3  Interruption of Use.  Tenant agrees that Landlord shall not be liable
          -------------------
for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

     6.4  Additional Services.  Landlord shall also have the exclusive right,
          -------------------
but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus an administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

     6.5  After Hours Lighting and Heating, Air Conditioning, and Ventilation.
          -------------------------------------------------------------------
After hours service is defined as any service after 6:00 p.m. and before 7:00 a.m., Monday through Friday and twenty-four hours per day on weekdays and Landlord recognized legal holidays. After-hours charges are $2.00 per hour for lighting and $30.00 per hour for HVAC. Hourly rates are subject to adjustment per changes in actual utility rate adjustments.

                                   ARTICLE 7
                                   ---------

                                    REPAIRS
                                    -------

     Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

                                   ARTICLE 8
                                   ---------

                           ADDITIONS AND ALTERATIONS
                           -------------------------

     8.1  Landlord's Consent to Alterations.  Tenant may not make any
          ---------------------------------
improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

     8.2  Manner of Construction.  Landlord may impose, as a condition of its
          ----------------------
consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. In any event, a contractor of Landlord's selection shall perform all mechanical, electrical, plumbing, structural, and heating, ventilation and air conditioning work, and such work shall be performed at Tenant's cost. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Building is located, in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with
Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations.

     8.3  Payment for Improvements.  In the event Tenant orders any Alteration
          ------------------------
or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work (such percentage, which shall vary depending upon whether or not Tenant orders the work directly from Landlord, to be established on a uniform basis for the Building) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

8.4  Landlord's Property.  All Alterations, improvements, fixtures and/or
     -------------------
equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the premises.

ARTICLE 9
---------

                            COVENANT AGAINST LIENS
                            ----------------------

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                   ARTICLE 10
                                   ----------

                                   INSURANCE
                                   ---------

     10.1  Indemnification and Waiver.  To the extent not prohibited by law, and
           --------------------------
except to the extent caused by the negligence or wilful misconduct of "Landlord Parties," as that term is defined below, or a breach of the Lease by Landlord parties, Landlord, its partners, trustees, ancillary trustees and their respective officers, directors, shareholders, beneficiaries, agents, servants, employees, and independent contractors (collectively, the "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the lose of use thereof, which damage is sustained by Tenant or the "Tenant Parties" as the term is defined below. To the extent not prohibited by law, and except to the extent caused by the negligence or wilful misconduct of Tenant Parties or a breach of the Lease by Tenant Parties, Tenant, its officers, directors, shareholders, agents, servants, employees, and independent contractors (collectively, the "Tenant Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Landlord or the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, "Claims") incurred in connection with or arising from any cause in, on or about the Premises or any acts, omissions or negligence of Tenant Parties, in, on or about the Real Property, or a breach of this Lease by the Tenant Parties, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence, gross negligence or wilful misconduct of Landlord or the Landlord Parties. Landlord shall indemnify, defend, protect, and hold harmless Tenant and the Tenant

Parties from any and all Claims arising from any act or omission or negligence of the Landlord Parties in, on or about the Real Property, or a breach of this Lease by the Landlord Parties, except to the extent caused by the negligence, gross negligence or wilful misconduct of the Tenant Parties or a breach of this Lease by the Tenant Parties. Notwithstanding anything to the contrary set forth in this Lease, either party's agreement to indemnify the other party as set forth in this Article 10, above, shall be ineffective to the extent the matters for which such party agreed to indemnify the other party are covered by insurance required to be carried by the other party pursuant to this lease. Further, Tenant's agreement to indemnify Landlord and Landlord's agreement to indemnify Tenant pursuant to this Article 10 are not intended and shall not relieve any insurance carrier of its obligations under policies required pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to the parties' respective indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. Should Landlord or Tenant be named as a defendant in any suit brought against Landlord or Tenant in connection with or arising out of an event covered by one of the party's indemnity obligations set forth above, the indemnifying party shall pay to the other party its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. The provision of this Section 10.1 shall survive the expiration or sooner
                  ------------
termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

    10.2  Tenant's Compliance with Landlord's Fire and Casualty Insurance.
          ---------------------------------------------------------------
Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3  Tenant's Insurance.  Tenant shall maintain the following coverages in
           -------------------
the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

     Bodily Injury and          $2,000,000 each occurrence
     Property Damage Liability  $1,000,000 annual aggregate

     Personal Injury Liability  $2,000,000 each occurrence
                                $1,000,000 annual aggregate
                                0% Insured's participation

          10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3  Form of Policies.  The minimum limits of policies of insurance
                  ----------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Building is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

     10.4  Subrogation.  Landlord and Tenant agree to have their respective
           -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

     10.5  Additional Insurance Obligations.  Tenant shall carry and maintain
           --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                                   ARTICLE 11
                                   ----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

     11.1  Repair of Damage to Premises by Landlord.  Tenant shall promptly
           ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired.
Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof, provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or wilful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

     11.2  Landlord's Option to Repair.  Notwithstanding the terms of Section
           ---------------------------
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred twenty (120) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Real Property and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. In addition, in the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twenty-four (24) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this
Section 11.2, Tenant shall pay the Base Rent and Additional Rent properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Tenn.

     11.3  Waiver of Statutory Provisions.  The provisions of this Lease,
           ------------------------------
including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Building is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

                                   ARTICLE 12
                                   ----------

                                   NONWAIVER
                                   ---------

     No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Landlord of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13
                                   ----------

                                 CONDEMNATION
                                 ------------

     13.1  Permanent Taking.  If the whole or any part of the Premises or
           ----------------
Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety
(90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's property and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

     13.2  Temporary Taking.  Notwithstanding anything to the contrary contained
           ----------------
in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14
                                   ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1  Transfers.  Tenant shall not, without the prior written consent of
           ---------
Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five
(45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's review and processing fees, as well as any reasonable legal fees incurred by Landlord, within thirty
(30) days after written request by Landlord.

     14.2  Landlord's Consent.  Landlord shall not unreasonably withhold its
           ------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building, or would be a significantly less prestigious occupant of the Building than Tenant;

          14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

          14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

          14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

          14.2.6 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

          14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right);

          14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with

Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice; or

     If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease).

     14.3  Transfer Premium.  If Landlord consents to a Transfer, as a condition
           ----------------
thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any brokerage commissions in connection with the Transfer (collectively, the "Subleasing Costs"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment or furniture transferred by Tenant to Transferee in connection with such Transfer.

     14.4  Landlord's Option as to Subject Space.  Notwithstanding anything to
           -------------------------------------
the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant. Such recapture, or sublease or assignment notice shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If the Subject Space shall be assigned or subleased by Tenant to Landlord, the rent for the Subject Space payable by Landlord to Tenant shall be the lesser of (i) the effective Base Rent plus the Additional Rent payable by Tenant under this Lease for the Subject Space on a prorated basis based upon the number of rentable square feet in the

Subject Space, or (ii) the effective rent (taking into account all concessions made by Tenant to the Transferee) set forth in the Transfer Notice, and all other provisions of this Lease shall remain in full force and effect, and upon request of either party, the parties shall execute a written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 of this Lease.

     14.5  Effect of Transfer.  If Landlord consents to a Transfer, (i) the
           ------------------
terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

     14.6  Additional Transfers.  For purposes of this Lease, the term
           --------------------
"Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, the sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of twenty-five percent (25%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

                                   ARTICLE 15
                                   ----------

         SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES
         --------------------------------------------------------------

     15.1  Surrender of Premises.  No act or thing done by Landlord or any agent
           ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2  Removal of Tenant Property by Tenant.  Upon the expiration of the
           ------------------------------------
Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16
                                   ----------

                                 HOLDING OVER
                                 ------------

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

                                   ARTICLE 17
                                   ----------

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee, Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18
                                   ----------

                                 SUBORDINATION
                                 -------------

     This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages of trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceeding are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                   ARTICLE 19
                                   ----------

                              DEFAULTS; REMEDIES
                              ------------------

     19.1  Events of Default.  The occurrence of any of the following shall
           -----------------
constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a fifteen (15)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

          19.1.3 Abandonment or vacation of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for three (3) business days or longer while in default of any provision of this Lease.

     19.2   Remedies Upon Default.  Upon the occurrence of any event of default
            ---------------------
by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                    (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                    (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                    (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     19.3  Sublessees of Tenant.  Whether or not Landlord elects to terminate
           --------------------
this Lease on account of any default by Tenant as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4  Form of Payment After Default.  Following the occurrence of an event
           -----------------------------
of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord. or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

     19.5  Waiver of Default.  No waiver by Landlord or Tenant of any violation
           -----------------
or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

     19.6  Efforts to Relet.  For the purposes of this Article 19, Tenant's
           ----------------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                  ARTICLE 20
                                  ----------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                  ARTICLE 21
                                  ----------

                               SECURITY DEPOSIT
                               ----------------

     Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in
Section II of the Summary. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five
(5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit.

                                  ARTICLE 22
                                  ----------

                        SUBSTITUTION OF OTHER PREMISES
                        ------------------------------

     Landlord shall have the right to move Tenant to other space in the Building comparable to the Premises, and all terms hereof shall apply to the new space with equal force. In such event,

Landlord shall give Tenant sixty (60) days' prior notice, shall provide Tenant, at Landlord's sole cost and expense, with tenant improvements at lease equal in quality to those in the Premises and comparable elevator identity signage, and shall move Tenant's effects to the new space at Landlord's sole cost and expense at such time and in such manner as to inconvenience Tenant as little as practicable. Landlord agrees that any such relocation shall be to space with substantially similar views as the current Premises. In addition, Landlord shall pay for Tenant's reasonable costs to reprint Tenant's stationary containing its new premises' address and to reconnect Tenant's telephone and computer systems. In the event that the rentable square footage of the new space varies from the square footage (in the Premises, the Base Rent and Tenant's Share shall be equitably adjusted. Simultaneously with such relocation of the Premises, the parties shall immediately execute an amendment to this Lease stating the relocation of the Premises. In the event Tenant chooses not to accept such relocation, Tenant may, at Tenant's sole discretion terminate this Lease by providing notice in writing to Landlord within ten (10) business days from receipt of initial notice from Landlord. Tenant shall vacate Premises within ninety (90) days of receipt of initial notice from the Landlord.

                                  ARTICLE 23
                                  ----------

                                     SIGNS
                                     -----

     23.1  In General.  Tenant shall be entitled, at Landlord's sole cost and
           ----------
expense, to identification signage outside of Tenant's Premises on the floor on which Tenant's Premises are located. The location, quality, design, style, lighting and size of such signage shall be consistent with the Landlord's Building standard signage program and shall be subject to Landlord's prior written approval, in its sole discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal.

     23.2  Building Directory.  Tenant shall be entitled to one (1) line on the
           ------------------
Building directory to display Tenant's name and location in the Building [MUST BE CONFIRMED].

     23.3  Prohibited Signage and Other Items.  Any signs, notices, logos,
           ----------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole discretion.

                                  ARTICLE 24
                                  ----------

                              COMPLIANCE WITH LAW
                              -------------------

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safety system. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                  ARTICLE 25
                                  ----------

                                 LATE CHARGES
                                 ------------

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within three
(3) days after the date they are due shall thereafter bear interest until paid at a rate equal to eighteen percent (18%) per annum, provided that in no case shall such rate be higher than the highest rate permitted by applicable law.

                                  ARTICLE 26
                                  ----------

             LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
             ----------------------------------------------------

     26.1  Landlord's Cure.  All covenants and agreements to be kept or
           ---------------
performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2  Tenant's Reimbursement.  Except as may be specifically provided to
           ----------------------
the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                  ARTICLE 27
                                  ----------

                               ENTRY BY LANDLORD
                               -----------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                  ARTICLE 28
                                  ----------

                                TENANT PARKING
                                --------------

     Tenant shall rent parking passes on a monthly basis throughout the Lease Term in the amount set forth in Section 12 of the Summary to park in the Building Parking Facility. Tenant shall pay to Landlord for automobile parking passes on a monthly basis the prevailing rate charged for parking passes at the location of such passes. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Building Parking Facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout, location and all other aspects of the Building Parking Facility and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Building Parking Facility, or relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable distance of the Premises, for purposes of permitting or facilitating any such construction, alteration or improvements with respect to the

Building Parking Facility or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Real Property. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord and such owner. The parking rates charged by Landlord for Tenant's parking passes shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges concurrent with its payment of the parking rates described herein.

                                  ARTICLE 29
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     29.1  Terms.  The necessary grammatical changes required to make the
           -----
provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

     29.2  Binding Effect.  Each of the provisions of this Lease shall extend to
           --------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.3  No Air Rights.  No rights to any view or to light or air over any
           -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.4  Modification of Lease.  Should any current or prospective mortgagee
           ---------------------
or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten
(10) days following the request therefor.

     29.5  Transfer of Landlord's Interest.  Tenant acknowledges that Landlord
           -------------------------------
has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Building and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.6  Prohibition Against Recording.  Except as provided in Section 29.4 of
           -----------------------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     29.7  Landlord's Title.  Landlord's title is and always shall be paramount
           ----------------
to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

     29.8  Captions.  The captions of Articles and Sections are for convenience
           --------
only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.9  Relationship of Parties.  Nothing contained in this Lease shall be
           -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     29.10  Application of Payments.  Landlord shall have the right to apply
            -----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.11  Time of Essence.  Time is of the essence of this Lease and each of
            ---------------
its provisions.

     29.12  Partial Invalidity.  If any term, provision or condition contained
            ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.13  No Warranty.  In executing and delivering this Lease, Tenant has not
            -----------
relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.14  Landlord Exculpation.  It is expressly understood and agreed that
            --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     29.15  Entire Agreement.  It is understood and acknowledged that there are
            ----------------
no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

     29.16  Right to Lease.  Landlord reserves the absolute right to effect such
            --------------
other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

     29.17  Force Majeure.  Any prevention, delay or stoppage due to strikes,
            -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.18  Waiver of Redemption by Tenant.  Tenant hereby waives for Tenant and
            ------------------------------
for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     29.19  Notices.  All notices, demands, statements or communications
            -------
(collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     29.20  Joint and Several.  If there is more than one Tenant, the
            -----------------
obligations imposed upon Tenant under this Lease shall be joint and several.

     29.21  Authority.  If Tenant is a corporation or partnership, each
            ---------
individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     29.22  Attorneys' Fees.  If either party commences litigation against the
            ---------------
other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     29.23  Governing Law.  This Lease shall be construed and enforced in
            -------------
accordance with the laws of the state in which the Building is located.

     29.24  Submission of Lease.  Submission of this instrument for examination
            -------------------
or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.25  Brokers.  Landlord and Tenant hereby warrant to each other that they
            -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 13 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

     29.26  Independent Covenants.  This Lease shall be construed as though the
            ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any set-off of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

     29.27  Building Name and Signage.  Landlord shall have the right at any
            -------------------------
time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord.

     29.28  Transportation Management.  Tenant shall fully comply with all
            -------------------------
present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation:
(i) restrictions on the number of peak-hour vehicle trips generated by Tenant;
(ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

     29.29  Hazardous Material.  As used herein, the term "Hazardous Material"
            ------------------
means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Building is located or the United States Government. Tenant acknowledges that Landlord may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material, including, without limitation, the following: (i) Hazardous Material present in soil or ground water; (ii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Real Property; (iii) Hazardous Material present on or under the Real Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Real Property by other tenants of the Real Property or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Tenant agrees that the costs incurred by Landlord with respect to, or in connection with, complying with laws, codes, regulations or ordinances relating to Hazardous Material shall be an Operating Expense, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant under this Lease. To the extent any such Operating Expense relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Tenant shall be entitled to a proportionate share of such Operating Expense to which such recovery or reimbursement relates.

     29.30  Confidentiality.  Tenant acknowledges that the content of this Lease
            ---------------
and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

     29.31  Landlord Renovations.  It is specifically understood and agreed that
            --------------------
Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Building, Premises, and/or Real Property, including without limitation the Building Parking Facility, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (ii) installing new carpeting, lighting, and wall coverings in the Building common areas, and in connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

     29.32  No Discrimination.  Tenant covenants by and for itself, its heirs,
            -----------------
executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"Landlord":

Colony MB Partners, L.P.

By:   Colony Advisors, Inc.
Its:  Agent

By:    /s/ George R. Bravante, Jr.
    ------------------------------

Its:  George R. Bravante, Jr.
       President
      -----------------------

Date:    June 19, 1995
      -----------------------


"Tenant":

Tier Corporation
a California Corporation



By:    /s/ William G. Barton
      -----------------------
       William G. Barton

Its:  President

                                   EXHIBIT A
                                   ---------

                           URBAN WEST BUSINESS PARK
                           ------------------------

                        1350 TREAT BOULEVARD, SUITE 250

                            WALNUT CREEK, CA 94596

                        TIER CORPORATION, INC. PREMISES
                        -------------------------------

                             6,175 RSF (5,508 USF)

                       OUTLINE OF FLOOR PLAN OF PREMISES
                       ---------------------------------


                            /Sketch of Floor Plan/

                                   EXHIBIT B
                                   ---------

                           URBAN WEST BUSINESS PARK
                           ------------------------

                        1350 TREAT BOULEVARD, SUITE 250

                            WALNUT CREEK, CA 94596

                              TENANT WORK LETTER
                              ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

                                   SECTION 1
                                   ---------

                    CONSTRUCTION DRAWINGS FOR THE PREMISES
                    --------------------------------------

     Landlord shall construct the improvements in the Premises (the "Tenant Improvements") pursuant to that certain (collectively, the "Approved Working Drawings"). Tenant shall make no changes or modifications to the Approved Working Drawings without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion," as that term is defined in Section 5.1 of this Tenant Work Letter, of the Premises or increase
           -----------
the cost of designing or constructing the Tenant Improvements.

                                   SECTION 5
                                   ---------

                    COMPLETION OF THE TENANT IMPROVEMENTS;
                    --------------------------------------
                            LEASE COMMENCEMENT DATE
                            -----------------------

     5.1  Ready for Occupancy.  The Premises shall be deemed "Ready for
          -------------------
Occupancy" upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

     5.2  Delay of the Substantial Completion of the Premises.  Except as
          ---------------------------------------------------
provided in this Section 5.2, the Lease Commencement Date shall occur as set
                 -----------
forth in the Lease and Section 5.1,
                       -----------
above. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in of the Lease, as a direct, indirect, partial, or total result of:

          5.2.1 Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.2.2 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.2.3  Tenant's request for changes in the Approved Working Drawings;

          5.2.4 Changes in any of the Approved Working Drawings because the same do not comply with applicable laws;

          5.2.5 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, Landlord's standard improvement package items for the Building;

          5.2.6 Changes to the base, shell and core work of the Building required by the Approved Working Drawings; or

          5.2.7 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Tenant's Entry Into the Premises Prior to Substantial Completion.
          ----------------------------------------------------------------
Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a
                                           -----------
schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.
                                  -----------

     6.2  Freight Elevators.  Landlord shall, consistent with its obligations to
          -----------------
other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

     6.3  Tenant's Representative.  Tenant has designated
          -----------------------
__________________________ as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.4  Landlord's Representative.  Landlord has designated Maria Hatcher as
          -------------------------
its sole representative with respect to the matters set forth in this Tenant Work Letter who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.5  Tenant's Agents.  All subcontractors, laborers, materialmen, and
          ---------------
suppliers retained directly by Tenant shall all be union labor in compliance with the then existing master labor agreements.

     6.6  Time of the Essence in This Tenant Work Letter.  Unless otherwise
          ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

     6.7  Tenant's Lease Default.  Notwithstanding any provision to the contrary
          ----------------------
contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other obligations of
   ---------
Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                                   EXHIBIT C
                                   ---------

                           URBAN WEST BUSINESS PARK
                           ------------------------

                             1350 TREAT BOULEVARD

                            WALNUT CREEK, CA  94596

                          NOTICE OF LEASE TERM DATES
                          --------------------------

To:  Mr. Bill Barton
     Tier Corporation
     1350 Treat Boulevard, Suite 250
     Walnut Creek, CA  94596

     Re:  Office Lease dated June 3, 1995, between COLONY MB PARTNERS, L.P., By:
Colony Advisors, Inc. its Agent ("Landlord"), and Tier Corporation, Inc., a California corporation ("Tenant") concerning Suite 250 on floor two (2) of the Office Building located at 1350 Treat Boulevard, Walnut Creek, California.

Gentlemen:

     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. That the Premises are Ready for Occupancy, and that the Lease Term shall commence as of _______________ for a term of _______________ ending on
_______________.

     2.  That in accordance with the Lease, Rent commenced to accrue on
_______________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4. Rent is due and payable in advance on the first day of each and every month during the Lease Term. Your rent checks should be made payable to _______________ at _______________.

     5. The exact number of rentable square feet within the Premises is _______________ square feet.

     6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is __________%.

"Landlord":

COLONY MB PARTNERS, L.P.

By:

Its:

Agreed to and Accepted as of _______________, 19__

"Tenant":

TIER CORPORATION, INC.

By:

Its:

                                   EXHIBIT D
                                   ---------

                           URBAN WEST BUSINESS PARK
                           ------------------------

                             1350 TREAT BOULEVARD

                            WALNUT CREEK, CA  94596

                             RULES AND REGULATIONS
                             ---------------------

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant other than the original lock/key changes. Thirty
(30) keys to access premises and building will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents shall use their best effort to ensure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building.
The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.
In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

     5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building. In no event shall Tenant's use of the elevators for any such purpose be permitted during the hours of 7:00 a.m. - 9:00 a.m., 11:30 a.m.-1:30 p.m. and 4:30 p.m. - 6:30 p.m.,
Monday through Friday.

     6. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

     7. The requirements of Tenant will be attended to only upon application at the Office of the Building or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     8. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.

     9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     10. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained. The Tenant may hang reasonable weight pictures and artifacts that will not cause any permanent damage to wall surfaces.

     11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     12. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material.

     13. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

     14. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

     15. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

     16. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.

     17. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     18. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     19. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means ingress and egress for the Premises.

     20. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. This includes the closing of exterior blinds, disallowing the sun rays to shine directly into areas adjacent to exterior windows.

     21. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provide for such purposes at such times as Landlord shall designate.

     22. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     23. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

     24. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.

     25. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

     26. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     27. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

     28. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Building Management Office, Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

     29. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

     30. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

     31. Landlord reserves the right at any time to reasonably and non-discriminately change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person so long as such action does not persist and effect Tenant's business. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                   EXHIBIT E
                                   ---------

                           URBAN WEST BUSINESS PARK
                           ------------------------

                             1350 TREAT BOULEVARD

                            WALNUT CREEK, CA  94596

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE
                     -------------------------------------

     The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of _______________, 19__ and between Colony MB Partners, L.P. as Landlord, and the undersigned as Tenant, for Premises on the _______________ floor(s) of the Office Building located at 1350 Treat Boulevard, Walnut Creek, CA 94596 certifies as follows:

     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
________________.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

     4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     5. Tenant shall not modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of Landlord's mortgagee.

     6.  Base Rent became payable on _________________________________________.

     7.  The Lease Term expires on ___________________________________________.

     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord.

     11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ________________. The current monthly installment of Base Rent is $_______________.

     12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

     13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     Executed at _______________ the _____ day of _______________, 19__.

"Tenant":

_______________________________________,
a _____________________________________



By: ___________________________________

Its: __________________________________



By: ___________________________________

Its: __________________________________

                        FIRST AMENDMENT TO OFFICE LEASE
                        -------------------------------

     THIS FIRST AMENDMENT TO OFFICE LEASE (this "Amendment"), made as of October 7, 1996, by and between TIER CORPORATION, a California corporation ("Tenant")
-
and PERA URBAN WEST CORP., a Delaware corporation ("Landlord").

     WHEREAS, Landlord's predecessor-in-interest and Tenant entered into that certain Lease, dated as of June 3, 1995 (the "Lease"), with respect to certain premises described in the Lease (the "Original Premises") in an office building located at 1350 Treat Boulevard in Walnut Creek, California, known as Urban West Business Park; and

     WHEREAS, Section 15.1 of Article 1 of the Lease provides Tenant with a right of first offer to lease approximately 1,206 rentable square feet contiguous to the Original Premises, as shown on the floor plan attached hereto as Exhibit A (the "Expansion Premises").
   ---------

     WHEREAS, Tenant desires to exercise its right of first offer with respect to the Expansion Premises and Landlord and Tenant desire to extend the term of the Lease for the Original Premises and otherwise amend the Lease as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, it is hereby agreed that the Lease shall be amended as follows:

     A.  Capitalized Terms.  Capitalized terms used herein and not otherwise
         -----------------
defined shall have the meanings given to such terms in the Lease.

     B.  Notices.  Effective as of the date of this Amendment, Section 3 of
         -------
Article 1 of the Lease is hereby amended in full as follows:

     "3.  Address of Landlord          LaSalle Advisors Limited
          (Section 29.19)              1225 17th Street, Suite 1650
                                       Denver, Colorado  80202

          With copy to:                LaSalle Partners Management Limited
                                       1350 Treat Boulevard, Suite 140
                                       Walnut Creek, California  94596"

     C.  Leasing of Expansion Premises.  Landlord hereby leases to Tenant and
         -----------------------------
Tenant hereby hires from Landlord the Expansion Premises for the term, at the rental and upon all of the conditions and agreements described herein. Unless otherwise provided in this Amendment or required by the context of the Lease as amended hereby, from and after the date Landlord delivers the Expansion Premises to Tenant (the "Expansion Premises Commencement Date"), Tenant shall observe or perform, with respect to the Expansion Premises, all obligations of Tenant pursuant to the Lease with respect to the Original Premises. Effective as of the Expansion Premises Commencement Date, the following Sections of the Summary of Basic Lease Information of the Lease are hereby amended in full as follows:

     "6.1  Premises:                   Approximately 7,921 rentable
                                       square feet of space

     "6.3  First Offer Space:          N/A

     "7.1  Lease Term:                 Five (5) years and no months commencing
                                       on the Expansion Premises Commencement
                                       Date.

     "7.3  Lease Expiration Date:      The last day of the month in which the
                                       fifth anniversary of the Expansion
                                       Premises Commencement Date occurs.

    "8.  Base Rent (Article 3):        The Base Rent shall be payable as
                                       follows:

                             Monthly Installment
                               of Base Rent           Monthly Rental Rate
                             -------------------      -------------------
Expansion Premises                $14,378.40          $1.80/rsf for 6,715 rsf
 Commencement Date through
 August 4, 2000                                       $1.90/rsf for 1,206 rsf


August 5, 2000 through            $15,049.90          $1.90/rsf for 7,921 rsf
 Lease Expiration Date

     "9.1  Base Year:                  Calendar year 1995 for the Original
                                       Premises;
                                       Calendar year 1996 for the Expansion
                                       Premises

     "9.2  Tenant's Share              Approximately 5.62% for the Original
           of Direct Expenses          Premises; Approximately 1.005% for the
                                       Expansion Premises

     "12.  Number of Parking Passes    Twenty-five (25) non-assigned spaces at
                                       a cost of $12.50 per month, per space.

     "15.1  Terms for Right of         N/A"
            First Offer Space

     D.  Free Rent.  Notwithstanding anything to the contrary in Section 8 of
         ---------
the Summary of Basic Lease Information of the Lease, as amended in Paragraph C above, Base Rent shall be abated on the Expansion Premises only for the first two (2) months after the Expansion Premises Commencement Date.

     E.   Expansion Premises Commencement Date.  At any time during the Lease
          ------------------------------------
Term, Landlord may deliver to Tenant a notice identifying the Expansion Premises Commencement Date and the Lease Expiration Date in the form as set forth in Exhibit B attached hereto, which notice Tenant shall execute and return to
---------
Landlord within five (5) days of receipt thereof. All references in the Lease (including the Exhibits thereto) to the "Lease Commencement Date" shall, with respect to the Expansion Premises, be deemed to refer to the Expansion Premises Commencement Date.

     F.   Tenant Improvements.  Landlord agrees to construct in the Expansion
          -------------------
Premises building standard tenant improvements in accordance with the working drawings (the "Working Drawings') prepared by Interform, Inc. dated ______________, 1996, which have been approved by Landlord and Tenant ("Landlord's Work"). Landlord shall have no responsibility, either as to performance or payment of costs, to perform any other work in, or remodel or renovate, the Expansion Premises for Tenant's use. In all other respects, the terms and conditions set forth in Exhibit B to the Lease shall apply to Landlord's Work, except that the term "Approved Working Drawings" therein shall be deemed to refer to the Working Drawings, the term "Tenant Improvements" therein shall be deemed to refer to Landlord's Work, the term "Premises" therein shall be deemed to refer to the Expansion Premises, and the references to Tenant's representative and Landlord's representative shall be deemed deleted.

     G.   Corrections.
          -----------

     (i) The third sentence of Section 1.1 of the Lease is hereby amended in full to read as follows: "The Premises are part of the Building (the "Building") located at 1350 Treat Boulevard, Walnut Creek, CA 94596."

     (ii) Section 23.2 of the Lease is hereby amended in full to read as follows: "23.2 Building Directory. Tenant shall be entitled to one (1)
                    ------------------
     line on the Building directory to display Tenant's name and location in the Building."

     H.   Floor Plan.  Exhibit A to the Lease shall be amended to include
          ----------   ---------
therein the depiction of the Expansion Premises attached to this Amendment as Exhibit A.
---------

     I.   Counterparts.  This Amendment may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which shall constitute one and the same document.

     J.   Effectiveness.  This Amendment shall be effective as of the date of
          -------------
this Amendment. Except as amended by this Amendment, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Tenant":                              "Landlord":

TIER CORPORATION                       PERA URBAN WEST CORP.,
a California corporation               a Delaware corporation

By:  /s/ James L. Bildner              By: LaSALLE ADVISORS LIMITED,
    -------------------------          a Delaware limited partnership, Advisor
Name: James L. Bildner                 to Public Employees' Retirement
      ----------------                 Association of Colorado, the sole
Its: Chairman & CEO                    stockholder of PERA URBAN WEST CORP.
     -----------------


                                       By: /s/ James P. Creighton
                                           ----------------------
                                       Name:  James P. Creighton
                                             -------------------
                                       Its: Principal
                                            ---------

                                   Exhibit A
                                   ---------



                                     /Map/

                                   EXHIBIT B
                                   ---------

                      VERIFICATION OF TERM AND BASE RENT
                      ----------------------------------


RE: Lease dated ____________, as amended ______________, between PERA URBAN WEST CORP., ("Landlord") and _______________, a ____________ ("Tenant"), for Premises
located at _________________, Suite _____, City of Walnut Creek, California. Tenant hereby verifies that the dates and amounts stated below are correct and further acknowledges and accepts possession of the Premises.


Premises:
                                       _______________ square feet, more or less

Expansion Premises Commencement Date:  ______________________________

Lease Expiration Date:                 ______________________________

Base Rent as of Expansion Premises     ______________________________
 Commencement Date:


TENANT                                 LANDLORD:

                                       PERA URBAN WEST CORP.,
By:_________________________           a Delaware corporation
Name:_______________________
Its:________________________           By: LaSALLE ADVISORS LIMITED,
                                       a Delaware limited partnership,
                                       Employees' Retirement Association of
                                       Colorado, the sole stockholder of PERA
                                       URBAN WEST CORP.

                                       By:___________________________
                                       Name:_________________________
                                       Its:__________________________

Executed this __ day of                Executed this __ day of
___________________, 199_              ___________________, 199_

                       SECOND AMENDMENT TO OFFICE LEASE
                       --------------------------------

     THIS SECOND AMENDMENT TO OFFICE LEASE (this "Amendment"), made as of
July 29, 1997, by and between a California corporation ("Tenant") and PERA URBAN WEST CORP., a Delaware corporation ("Landlord").

     WHEREAS, Landlord's predecessor-in-interest and Tenant entered into that certain Lease, dated as of June 3, 1995 as amended by that certain First Amendment to Lease, dated October 7, 1996 (as so amended, the "Lease"), with respect to certain premises described in the Lease (the "Original Premises") in an office building located at 1350 Treat Boulevard in Walnut Creek, California, known as Urban West Business Park; and

     WHEREAS, Tenant desires to further expand the Original Premises to include approximately 1,824 rentable square feet contiguous to the Original Premises, as shown on the floor plan attached hereto as Exhibit A (the "Additional Premises")
                                           ---------
and Landlord and Tenant desire to otherwise amend the Lease as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, it is hereby agreed that the Lease shall be amended as follows:

     A.   Capitalized Terms.  Capitalized terms used herein and not otherwise
          -----------------
defined shall have the meanings given to such terms in the Lease.

     B.   Leasing of Additional Premises.  Landlord hereby leases to Tenant and
          ------------------------------
Tenant hereby hires from Landlord the Additional Premises for the term, at the rental and upon all of the conditions and agreements described herein. Unless otherwise provided in this Amendment or required by the context of the Lease as amended hereby, from and after the first to occur of September 1, 1997 or the date Landlord delivers the Additional Premises to Tenant (the "Additional Premises Commencement Date"), Tenant shall observe or perform, with respect to the Additional Premises, all obligations of Tenant pursuant to the Lease with respect to the Original Premises. All references in the Lease (including the Exhibits thereto) to the "Lease Commencement Date" shall, with respect to the Additional Premises, be deemed to refer to the Additional Premises Commencement Date.

     C.   Summary of Basic Lease Information.  Effective as of the Additional
          ----------------------------------
Premises Commencement Date, the following Sections of the Summary of Basic Lease Information of the Lease are hereby amended in full as follows:

"6.1  Premises:                Approximately 9,745 rentable square feet of space

"7.3  Lease Expiration Date:   November 30, 2001

"8.   Base Rent (Article 3):   The Base Rent shall be payable as follows:

                             Monthly Installment of Base Rent        Monthly Rental Rate
                             --------------------------------        -------------------
Additional Premises                      $18,026.40                  $1.80/rsf for 6,715 rsf
Commencement Date                                                    $1.90/rsf for 1,206 rsf
through August 4, 2000                                               $2.00/rsf for 1,824 rsf


August 5, 2000 through                   $18,697.90                  $1.90/rsf for 7,921 rsf
Lease Expiration Date                                                $2.00/rsf for 1,824 rsf


"9.1  Base Year:                 Calendar year 1995 for the Original Premises
                                 Calendar year 1996 for the Expansion Premises
                                 Calendar year 1997 for the Additional Premises

"9.2  Tenant's Share             Approximately 5.62% for the Original Premises
      of Direct Expenses         Approximately 1.005% for the Expansion Premises
                                 Approximately 1.53% for the Additional Premises

"12.  Number of Parking Passes   Twenty-five (25) non-assigned spaces at a cost
                                 of $12.50 per month, per space; Five (5) non-assigned spaces at a cost of $25.00 per month, per space

     D.   Remodeling of Additional Premises.  Landlord shall cause to be
          ---------------------------------
performed remodeling work in the Additional Premises in accordance with a space plan for the Additional Premises acceptable to Landlord and Tenant (the "Additional Premises Remodeling"). The terms and conditions set forth in Exhibit B to the Lease shall apply to the Additional Premises Remodeling, except
---------
that the term "Approved Working Drawings" therein shall be deemed to refer to the space plan and any related drawings specifying the Additional Premises Remodeling, the term "Tenant Improvements" therein shall be deemed to refer to Additional Premises Remodeling, the term "Premises" therein shall be deemed to refer to the Additional Premises, and the references to Tenant's representative and Landlord's representative shall be deemed deleted. Landlord shall pay up to $3,648.00 in respect of the Additional Premises Remodeling. Other than such remodeling, the Additional Premises shall be delivered to Tenant in their "AS-IS" condition, and Landlord shall have no obligation to alter or remodel the same for occupancy by Tenant.

     E.   Responsibilities of Tenant.  Tenant shall pay or reimburse Landlord,
          --------------------------
as additional rental under the Lease, for the excess over $3,648.00 of the costs and expenses incurred in connection with the Additional Premises Remodeling, including the fees and costs incurred in connection with space planning therefor. Tenant shall, at Landlord's request, advance to Landlord the amount of any anticipated costs and expenses in excess of such amount, prior to commencement of the Additional Premises Remodeling.

     F.   Floor Plan.  Exhibit A to the Lease shall be amended to include
          ----------   ---------
therein the depiction of the Additional Premises attached to this Amendment as

Exhibit A.
---------

     G.   Counterparts.  This Amendment may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which shall constitute one and the same document.

     H.   Effectiveness.  This Amendment shall be effective as of the date of
          -------------
this Amendment. Except as amended by this Amendment, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


"Tenant":                              "Landlord":

TIER CORPORATION,                      PERA URBAN WEST CORP.,
a California corporation               a Delaware corporation


By:   /s/ John W. Reasner              By:  LaSALLE ADVISORS LIMITED,
    ------------------------------          a Delaware limited partnership,
Name:     John W. Reasner                   Employees' Retirement Association of
      ----------------------------          Colorado, the sole stockholder of
Its:   V.P. Human Resources                 PERA URBAN WEST CORP.
      ----------------------------

                                       By:   /s/ Kathryn G. Spritzer
                                            ------------------------------------
                                       Name:     Kathryn G. Spritzer
                                             -----------------------------------
                                       Its:   Vice President
                                            ------------------------------------

                                   EXHIBIT A
                                   ---------

                          FLOOR PLAN FOR SECOND FLOOR

                           URBAN WEST BUSINESS PARK
                           ------------------------



                              [MAP OF FLOOR PLAN]